TIAA-CREF LIFE INSURANCE COMPANY

TIAA-CREF Life Separate Account VLI-1

730 Third Avenue

New York, New York 10017-3206

Telephone (800) 223-1200

SUPPLEMENT

dated August 21, 2007

to the Prospectus dated May 1, 2007 for

INTELLIGENT LIFE

Flexible Premium Individual Variable Universal Life Insurance Policy

In the description for the Credit Suisse Trust portfolio expenses under the section titled “Annual Portfolio Operating Expenses” in the Prospectus, footnote 2 has been replaced in its entirety with the following:

For the Credit Suisse Commodity Return Strategy Portfolio

Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee would have been 0.19%, resulting in total Fee Waivers and Reimbursements of 0.31% and Net Total Annual Portfolio Operating Expenses of 0.95% for the year ended December 31, 2006.

For the Credit Suisse Global Small Cap Portfolio

Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee would have been 1.09%, resulting in total Fee Waivers and Reimbursements of 0.16% and Net Total Annual Portfolio Operating Expenses of 1.40% for the year ended December 31, 2006.

In the description for the Credit Suisse Trust portfolio expenses under the section titled “Annual Portfolio Operating Expenses” in the Prospectus, the following is added to footnote 3 for the Credit Suisse Small Cap Core I Portfolio:

Certain fees and expenses of this Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s Management Fee would have been 0.70%, resulting in total Fee Waivers and Reimbursements of 0.00% and Net Total Annual Portfolio Operating Expenses of 0.92% for the year ended December 31, 2006.